Exhibit 10.1

THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is dated as of this 1st day of July, 2026, by and among Intapp, Inc., a Delaware corporation (the “Company”), Anderson Investments Pte. Ltd. (“Anderson”) and Aranda Investments Pte. Ltd. (“Aranda” and, together with Anderson and each individually, and together with their respective Permitted Transferees, the “Investor”) and the individual identified on the signature pages hereto as the Management Stockholder (the “Management Stockholder”). The Investor, the Management Stockholder and each other Person that is or may become a party to this Agreement as contemplated hereby are sometimes referred to herein collectively as the “Stockholders” and individually as a “Stockholder”).

WHEREAS, the Company, the Management Stockholder and the Investor are party to that certain Second Amended and Restated Registration Rights Agreement, dated as of July 2, 2021 (as supplemented and amended to date, the “Prior Agreement”);

WHEREAS, since the execution of the Prior Agreement, certain parties to the Prior Agreement no longer hold shares of Common Stock or other securities of the Company entitled to registration rights thereunder and are not parties to this Agreement; and

WHEREAS, effective as of the date hereof, the Company and the Investor desire to amend and restate the Prior Agreement in its entirety and enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1.
Certain Definitions.

As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” means with respect to any Person (as defined below), any Person which, directly or indirectly, controls, is controlled by or is under common control with such Person, including, without limitation, any partner, officer, director, member or employee of such Person and, with respect to any Person that is a private equity fund, any investment fund now or hereafter existing which is controlled by or under common control with one or more general partners of such Person.

“Agreement” shall have the meaning set forth in the Preamble.

“Black Out Period” shall have the meaning set forth in Section 10.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency administering the Securities Act and the Exchange Act at the time.

“Common Stock” shall mean the Common Stock, par value $0.001 per share, of the Company and any other common equity securities issued by the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization).

“Company” shall have the meaning set forth in the Preamble.

“Convertible Securities” means all then outstanding options, warrants, rights, convertible notes or other securities of the Company directly or indirectly convertible into or exercisable for shares of Common Stock.

“Dispute” shall have the meaning set forth in Section 15(c).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Indemnified Person” shall have the meaning set forth in Section 7(a) and Section 7(b), as applicable.

“Inspectors” shall have the meaning set forth in Section 5(i).

“Investor” shall have the meaning set forth in the Preamble.

“IPO” shall mean the initial public offering of the Company’s Common Stock pursuant to the Registration Statement on Form S-1 (Registration No. 333-256812).

“liability” shall have the meaning set forth in Section 7(a).

“Permitted Transferee” means with respect to any Stockholder, any Affiliate of such Stockholder.

“Person” shall mean an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated organization, a limited liability company or partnership, a government and any agency or political subdivision thereof.

“Prior Agreement” shall have the meaning set forth in the Recitals.

“Records” shall have the meaning set forth in Section 5(i).

“Registrable Securities” means (i) any shares of Common Stock held by the Stockholders immediately following the closing of the IPO, (ii) any shares of Common Stock issued or issuable pursuant to the conversion of any Convertible Securities held by the Stockholders immediately following the closing of the IPO and (iii) any other securities issued or issuable with respect to any such shares described in clauses (i) and (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (it being understood that for purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected); provided, however, that any particular Registrable Securities shall cease to be Registrable Securities upon the earlier of (A) the date that such Stockholder holds less than 5% of the then-outstanding shares of Common Stock, or (B) when (x) they have been registered for sale under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to such effective registration statement or (y) they have been sold in compliance with Rule 144.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Stockholders” shall have the meaning set forth in Section 4.

“Stockholders” shall have the meaning set forth in the Preamble.

“Transfer” shall mean any direct or indirect transfer, donation, sale, assignment, pledge, hypothecation, grant of a security interest in or other disposal or attempted disposal of all or any portion of a security or any interest or rights in a security.

“Underwritten Block Trade” means an underwritten offering that is a no-roadshow block trade takedown off of an existing effective shelf registration statement covering the Investor's Registrable Securities.

2.
Demand Registration.

(a) At any time after the date hereof, the Investor may notify the Company that it intends to offer or cause to be offered for public sale all or any portion of its Registrable Securities in the manner specified in such request. Upon receipt of such request, the Company shall promptly deliver notice of such request to all other holders of Registrable Securities who shall then have ten (10) days to notify the Company in writing of their desire to be included in such registration. If the request for registration contemplates an underwritten public offering, the Company shall state such in the written notice and in such event the right of any Person to participate in such registration shall be conditioned upon such Person’s participation in such underwritten public offering and the inclusion of such Person’s Registrable Securities in the underwritten public offering to the extent provided herein. The Company will use reasonable best efforts to expeditiously effect (but in any event no later than ninety (90) days after such request) the registration of all Registrable Securities whose holders request participation in such registration under the Securities Act, but only to the extent provided for in this Agreement; provided however, that the Company shall not be required to effect registration pursuant to a request under this Section 2 (1) more than three (3) times for the Investor, or (2) if the Registrable Securities proposed to be included in such registration are expected to have an aggregate sale price (net underwriting discounts and commissions, if any) less than $50,000,000. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2 within one hundred twenty (120) days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Registrable Securities shall have been entitled to join pursuant to Section 4 and in which there shall have been effectively registered all Registrable Securities as to which registration shall have been requested. In the event that the Company is not then eligible to register securities on Form S-3ASR,  registration will not count as a requested registration under this Section 2(a) unless and until the registration statement relating to such registration has been declared effective by the Commission; provided however, that the Investor may request, in writing, that the Company withdraw a registration statement which has been filed under this Section 2(a) but has not yet been declared effective, and the Investor may thereafter request the Company to reinstate such registration statement, if permitted under the Securities Act, or to request that the Company file another registration statement, in accordance with the procedures set forth herein and without reduction in the number of demand registrations permitted under this Section 2(a). For the avoidance of doubt, as of the date of this Agreement, the Investor has not exercised any of its three (3) demand registrations under Section 2(a) of the Prior Agreement, and all three (3) such demand registrations carry forward and remain available to the Investor under this Agreement

(b) If a requested registration initiated by the Investor involves an underwritten public offering and the managing underwriter of such offering determines in good faith that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter; provided, that the shares to be excluded shall be determined in the following order of priority:  (i) persons not having any contractual or other right to include such securities in the registration statement, (ii) securities held by any other Persons (other than the holders of Registrable Securities) having a contractual, incidental “piggy back” right to include such securities in the registration statement, (iii) securities to be registered by the Company pursuant to such registration statement, (iv) Registrable Securities of the Management Stockholder, and (v) Registrable Securities of the Investor.

(c) With respect to a request for registration pursuant to Section 2(a) which is for an underwritten public offering, the managing underwriter shall be chosen by the Investor (which approval will not be unreasonably withheld or delayed).

(d) Notwithstanding anything to the contrary in this Agreement, a demand under Section 2(a) may be made by means of an Underwritten Block Trade. In connection with any Underwritten Block Trade, (i) the Investor shall provide written notice to the Company not less than three (3) Business Days prior to the anticipated launch of such offering, (ii) the Company shall promptly notify the other Stockholders that are entitled to be included in such underwriting, and, subject to Section 2(b), such Stockholders may elect whether or not to participate in such Underwritten Block Trade no later than the next Business Day (i.e., two (2) Business Days prior to the day such offering is to commence) (unless a longer period is agreed to by the Investor), (iii) such Underwritten Block Trade shall constitute a demand registration for purposes of Section 2(a) and shall not require the filing of a new registration statement or trigger the ninety (90) day clock set forth in Section 2(a), and (iv) all obligations of the Company set forth in Section 5 shall apply to such Underwritten Block Trade, including the obligations to furnish opinions of counsel and comfort letters, which shall be delivered at the pricing or closing of such Underwritten Block Trade rather than at the effective date of the registration statement.

3.
Form S-3.

The Company shall use reasonable best efforts to remain qualified to register securities pursuant to a registration statement on Form S-3 (or any successor form) under the Securities Act. At such time as the Company shall have qualified for the use of a Registration Statement on Form S-3 or any successor form thereto, the Investor shall have the right to require the Company to file registration statements, including a shelf registration statement; provided however, that the Company shall not be required to effect registration pursuant to a request under this Section 3 (1) more than once for the Investor or (2) if the Registrable Securities proposed to be included in such registration are less than all Registrable Securities then held by the Investor. Such request shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such holder or holders. The Company shall give notice to all other holders of the Registrable Securities of the receipt of a request for registration pursuant to this Section 3 and such holders of Registrable Securities shall then have ten (10) days to notify the Company in writing of their desire to participate in the registration. The Company shall use reasonable best efforts to promptly effect the registration of all shares on Form S-3 (or a comparable successor form) to the extent requested by such holders. The Company shall use reasonable best efforts to keep such registration statement effective until the earlier of 90 days or until such holders have completed the distribution described in such registration statement. In addition, for so long as the Investor holds Registrable Securities and demand rights remain available under Section 2(a), the Company shall maintain a continuously effective registration statement on Form S-3 (or any successor form) covering all Registrable Securities held by the Investor, and shall file a renewal or replacement shelf registration statement prior to the expiration of any existing shelf registration statement covering such Registrable Securities

4.
Piggyback Registration.

If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice at the applicable address of record to each holder of Registrable Securities of its intention to do so. Upon the written request of any of such holders of the Registrable Securities, given within ten (10) days after receipt by such Person of such notice, the Company will, subject to the limits contained in this Section 4, use reasonable best efforts to cause all such Registrable Securities of said requesting holders to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent required to permit such sale or other disposition of said Registrable Securities; provided, however, that if the Company is advised in writing in good faith by any managing underwriter of the Company’s securities being offered in a public offering pursuant to such registration statement that the amount to be sold by persons other than the Company (collectively, “Selling Stockholders”) is greater than the amount which can be offered without adversely affecting the offering, the Company may reduce the amount offered for the accounts of Selling Stockholders (including such holders of shares of Registrable Securities) to a number deemed satisfactory by such managing underwriter; and provided further, that any shares to be excluded shall be determined in the following order of priority:  (i) securities held by any Persons not having any such contractual, incidental registration rights, (ii) securities held by any Persons having contractual, incidental registration rights pursuant to an agreement which is not this Agreement, (iii) the Registrable Securities sought to be included by the Management Stockholder, and (iv) the Registrable Securities sought to be included by the Investor.

5.
Registration Procedures.

(a) If and whenever the Company is required by the provisions of this Agreement to use reasonable best efforts to promptly effect the registration of any of its securities under the Securities Act, the Company will:

i.
use reasonable best efforts to diligently prepare and file with the Commission a registration statement on the appropriate form under the Securities Act with respect to such securities, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use reasonable best efforts to cause such registration statement to become and remain effective until completion of the proposed offering;

ii.
use reasonable best efforts to diligently prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the distribution described in such registration statement has been completed and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement; provided that in the case of an Underwritten Block Trade, the Company shall prepare and file a prospectus supplement on an expedited basis consistent with the timeline of such offering;

iii.
furnish to each Selling Stockholder and the underwriters, if any, such number of copies of such registration statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus and/or prospectus supplement, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Selling Stockholder;

iv.
use reasonable best efforts to register or qualify the securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as each Selling Stockholder shall request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such Selling Stockholder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such selling holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

v.
within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the Commission, furnish to one counsel selected by the holders of a majority of the Registrable Securities copies of such documents proposed to be filed;

vi.
immediately notify each Selling Stockholder of Registrable Securities and (if requested by any such Person) confirm such notice in writing, of the happening of any event which makes any statement made in the registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

vii.
use reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a registration statement, and if one is issued use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment;

viii.
if requested by the managing underwriter or underwriters (if any), any Selling Stockholder, or such Selling Stockholder’s counsel, promptly incorporate in a prospectus supplement or post-effective amendment such information as such Person reasonably requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such Selling Stockholder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

ix.
make available to each underwriter participating in any underwritten offering pursuant to a registration statement, all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such underwriter in connection with such registration statement;

x.
if requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested hereunder, enter into an underwriting agreement in a form reasonably satisfactory to the Company with such underwriters for such offering, and use reasonable best efforts to facilitate the public offering of the securities;

xi.
furnish to each underwriter of an underwritten offering, (A) an opinion of counsel for the Company, dated the effective date of the registration statement or, in the case of an Underwritten Block Trade, the date of pricing or closing of such offering, and (B) a “comfort” letter signed by the independent public accountants who have certified the Company’s financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants’ letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Company’s counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities;

xii.
use its reasonable best efforts to cause the securities covered by such registration statement to be listed on the securities exchange on which the Common Stock of the Company is then listed;

xiii.
otherwise use reasonable best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as reasonably practicable an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any comparable successor provisions);

xiv.
otherwise cooperate with the underwriter(s), the Commission and other regulatory agencies and take all other reasonable and customary actions and execute and deliver or cause to be executed and delivered all customary documents necessary to effect the registration of any securities under this Agreement; and

xv.
during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act.

(b) No Stockholder may participate in any offering or Registration Statement under this Agreement unless such Stockholder completes and executes all customary questionnaires, powers of attorney, custody agreements, underwriting agreements and other customary documents required under the customary terms of such underwriting arrangements. In connection with any underwritten offering under this Agreement, each participating Stockholder and the Company shall be a party to the underwriting agreement with the underwriters and may be required to make certain customary representations and warranties and provide certain customary indemnifications for the benefit of the underwriters.

6.
Expenses. All expenses incurred by the Company in effecting the registrations provided for in Sections 2, 3 and 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, underwriting expenses (other than fees, commissions or discounts), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions, shall be paid by the Company; provided, however, that the Investor shall pay (i) with respect to any registration provided for in Section 2, the reasonable fees and disbursements of counsel for the Company incurred in connection with such registration and (ii) all fees and expenses of counsel and other advisers representing the Investor and all other fees and expenses incurred by the Investor in connection with any such registration of its Registrable Securities. Each Stockholder of Registrable Securities and the Company shall be responsible for its own internal administrative and similar costs and expenses (including salaries of personnel).

7.
Indemnification.

(a) Except as set forth herein, the Company shall indemnify and hold harmless each Stockholder that is a selling holder of Registrable Securities (including its partners (including partners of partners and shareholders of such partners)), each underwriter (as defined in the Securities Act), and directors, officers, employees and agents of any of them, and each other Person who participates in the offering of such securities and each other Person, if any, who controls (within the meaning of the Securities Act) such seller, underwriter or participating Person (individually and collectively, the “Indemnified Person”) against any losses, claims, damages or liabilities (collectively, the “liability”), joint or several, to which such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus used in connection with any offering, including but not limited to, any free writing prospectus used by the Company, the underwriters or the Stockholders, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act, any state securities or “blue sky” laws or any sale or regulation thereunder in connection with such registration. Except as otherwise provided in Section 7(d), the Company shall reimburse each such Indemnified Person in connection with investigating or defending any such liability; provided, however, that the Company shall not be liable to any Indemnified Person in any such case to the extent that any such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto, free writing prospectus, or other information, in reliance upon and in conformity with information furnished in writing to the Company by such Person specifically for use therein; and provided further, that the Company shall not be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act regardless of any investigation made by or on behalf of such Indemnified Person and shall survive transfer of such securities by such seller.

(b) Each Stockholder holding any securities included in such registration being effected shall indemnify and hold harmless each other selling holder of any securities, the Company, its directors and officers, employees and agents, each underwriter and each other Person, if any, who controls (within the meaning of the Securities Act) the Company or such underwriter (individually and collectively also the “Indemnified Person”), against any liability, joint or several, to which any such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such selling Stockholder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus used in connection with such offering, including but not limited to, any free writing prospectus used by the Company, the underwriters or the Stockholders, (ii) any omission or alleged omission by such selling Stockholder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any information provided at the instruction of such selling Stockholder to any Person participating in the offer at the point of sale containing any untrue statement or alleged untrue statement of any material fact or omitting or allegedly omitting any material fact required to be included in such information or necessary to make the statements therein not misleading, in the case of (i), (ii) and (iii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto, free writing prospectus, or other information, in reliance upon and in conformity with information furnished in writing to the Company by such selling Stockholder specifically for use therein. Such selling Stockholder shall reimburse any Indemnified Person for any legal fees incurred in investigating or defending any such liability; provided, however, that in no event shall the liability of any Stockholder for indemnification under this Section 7 in its capacity as a seller of Registrable Securities exceed the lesser of (i) that proportion of the total of such losses, claims, damages, expenses or liabilities indemnified against equal to the proportion of the total securities sold under such registration statement which is being held by such Stockholder, or (ii) the amount equal to the proceeds to such Stockholder of the securities sold in any such registration; and provided further, however, that no selling Stockholder shall be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act.

(c) Indemnification similar to that specified in Sections 7(a) and (b) shall be given by the Company and each selling holder (with such modifications as may be appropriate) with respect to any required registration or other qualification of their securities under any federal or state law or regulation of governmental authority other than the Securities Act.

(d) In the event the Company, any selling holder or other Person receives a complaint, claim or other notice of any liability or action, giving rise to a claim for indemnification under Sections 7(a), (b) or (c) above, the Person claiming indemnification under such paragraphs shall promptly notify the Person against whom indemnification is sought of such complaint, notice, claim or action, and such indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action.

(e) If the indemnification provided for in this Section 7 for any reason is held by a court of competent jurisdiction to be unavailable to an Indemnified Person in respect of any losses, claims, damages expenses or liabilities referred to therein, then each indemnifying party under this Section 7, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Stockholder or Stockholders and the underwriters from the offering of Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the other Stockholders and the underwriters in connection with the statements or omissions which resulted in such losses, claims, damages expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Stockholders and the underwriters shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by the Company, the Stockholders, and the underwriting discount received by the underwriters, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company, the Stockholders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Stockholders, or the underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Stockholders agree that it would not be just and equitable if contribution to this Section 7 were determined by pro rata or per capita allocation or by any other method of allocation which does not take account the equitable considerations referred to in the immediately preceding paragraph. In no event, however, shall a Stockholder be required to contribute under this Section 7(e) in excess of the lesser of (i) that proportion of the total of such losses, claims, damages expenses or liabilities indemnified against equal to the proportion of the total Registrable Securities sold under such registration statement which are being sold by such Stockholder or (ii) the net proceeds received by such Stockholder from its sale of Registrable Securities under such registration statement. No Person found guilty of fraudulent representation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

(f) The amount paid by an indemnifying party or payable to an Indemnified Person as a result of the losses, claims, damages, expenses and liabilities referred to in this Section 7 shall be deemed to include, subject to limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, payable as the same are incurred. The indemnification and contribution provided for in this Section 7 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any other officer, director, employee, agent or controlling person of the indemnified parties. No indemnifying party, in the defense of any such claim or litigation, shall enter into a consent or entry of any judgment or enter into a settlement without the consent of the Indemnified Person, which consent will not be unreasonably withheld or delayed.

8.
Compliance with Rules 144, 144A and Regulation S. The Company shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Stockholder, make publicly available such necessary information for so long as necessary to permit sales that would otherwise be permitted by this Agreement pursuant to Rule 144, Rule 144A or Regulation S under the Securities Act, as such rules may be amended from time to time or any similar rule or regulation hereafter adopted by the Commission), and it will take such further action as any Stockholder may reasonably request, all to the extent required from time to time to enable such Stockholder to sell Registrable Securities without registration under the Securities Act in transactions that would otherwise be permitted by this Agreement and within the limitation of the exemptions provided by (i) Rule 144, Rule 144A or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission.  The Company hereby agrees that it shall not require a medallion signature guarantee in connection with any transfer or removal of restrictive legends with respect to the Registrable Securities held by the Investor; provided that, the Investor agrees that it shall provide such documentation as the Company may reasonably request in connection with such transfer or removal of restrictive legends. The Company further agrees that it will instruct and authorize its transfer agent to forego requiring a medallion signature guarantee in connection with any transfer or removal of restrictive legends with respect to the Registrable Securities held by the Investor.

9.
Amendments.  The provisions of this Agreement may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Investor that holds Registrable Securities.  For the purposes of this Agreement and all agreements executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof.

10.
Postponement. The Company may postpone the filing of any registration statement required hereunder for a reasonable period of time, not to exceed one hundred twenty (120) days in the aggregate during any twelve (12) month period, if the Company delivers a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors, it would be detrimental to the Company for such registration statement to either become effective or remain effective for so long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act (a “Black Out Period”). Upon notice of the existence of a Black Out Period from the Company to any Stockholder or Stockholders with respect to any registration statement already effective, such Stockholder or Stockholders shall refrain from selling their Registrable Securities under such registration statement until such Black Out Period has ended; provided, however, that the Company shall not impose Black Out Periods with respect to any registration statement that is already effective in excess of one hundred twenty (120) days in any calendar year.

11.
Market Stand-Off.

Each Stockholder agrees, that if requested by the Company and an underwriter of Registrable Securities of the Company in connection with any public offering of the Company, not to directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or Transfer any shares held by it for such period, not to exceed ninety (90) days following the effective date of the relevant registration statement in connection with any other public offering of Registrable Securities, as such underwriter shall specify reasonably and in good faith, provided, however, that all officers and directors of the Company and all 5% or greater stockholders of the Company enter into similar agreements.

12.
Permitted Transferees. The registration rights of a Stockholder set forth in this Agreement may be assigned in connection with a Transfer of Registrable Securities to a Permitted Transferee of that Stockholder.  Without prejudice to any other or similar conditions imposed hereunder with respect to any such Transfer, no assignment permitted under the terms of this Section 12 will be effective unless the Permitted Transferee to which the assignment is being made, if not a Stockholder, has delivered to the Company a written acknowledgment and joinder agreement in form and substance reasonably satisfactory to the Company that the Permitted Transferee will be bound by, and will be a party to, this Agreement (such written joinder agreement to include such Permitted Transferee’s contact information for the delivery of notice).

13.
Rights Which May Be Granted to Subsequent Stockholders. Other than Permitted Transferees of Registrable Securities pursuant to Section 12, the Company shall not, without the prior written consent of holders of at least a majority of the Registrable Securities, (a) allow purchasers of the Company’s securities to become a party to this Agreement or (b) grant any other registration rights other than any incidental or so called piggyback registration rights to any third parties that are not inconsistent with the terms of this Agreement.

14.
Damages. The Company recognizes and agrees that each holder of Registrable Securities will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Agreement and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by any holder of Registrable Securities or any other Person entitled to the benefits of this Agreement requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

15.
Miscellaneous.

(a) Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given, delivered and received (a) if delivered personally, (b) if sent by registered or certified mail (return receipt requested) postage prepaid, or by courier providing next day delivery, or (c) if sent by email, in each case to the respective parties, as applicable, at the address or email address set forth below:

If to the Company:

Intapp, Inc.
3101 Park Blvd
Palo Alto, CA 94306
Attention:
John Hall, Chief Executive Officer
Steven Todd, General Counsel
E-mail address:    John.Hall@intapp.com
Steven.Todd@intapp.com
With a copy to:

Linklaters LLP
1290 Avenue of the Americas
New York, New York 10104
Attention:  Kristina Trauger
E-mail address:  Kristina.Trauger@linklaters.com

If to the Investor, the Management Stockholder or any other holder of Registrable Securities:

At such Person’s address or e-email address for notice as set forth on such Person’s signature page hereto, or at such Person’s address for notice as set forth in the books and Records of the Company.

Notices delivered personally shall be effective on the day so delivered, notices sent by registered or certified mail shall be effective five days after mailing, notices transmitted electronically shall be effective when transmitted, and notices sent by courier providing next day delivery shall be effective on the earlier of the second business day after timely deposit with the courier or the day of actual delivery by the courier.

(b) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(c) Dispute Resolution. The parties shall cooperate in good faith to resolve any dispute that may arise under or with respect to this Agreement after the date hereof (each, a “Dispute”); provided, however, the parties shall work in good faith to resolve any such Dispute for a reasonable period of time (not to exceed fifteen (15) business days, unless otherwise agreed by the parties) and any Dispute that cannot be resolved by mutual agreement shall be resolved by arbitration in accordance with the rules of the American Arbitration Association in accordance with its International Arbitration Rules. Any such arbitration shall be conducted in English in the State of Delaware by a panel of three arbitrators. The parties agree that the existence, conduct and content of any arbitration pursuant to this subsection (c) shall be kept confidential and no party shall disclose to any Person any information about such arbitration, except in connection with such arbitration or as may be required by Law. The decision and award of any such arbitrator shall be final, non-appealable and binding upon the parties involved in such Dispute, and shall be enforceable by any such party in any court of competent jurisdiction. Notwithstanding the foregoing, (i) any party may elect to seek injunctive relief and other equitable relief from a court of competent jurisdiction with respect a Dispute, and (ii) if a party is seeking an injunction or other equitable relief in connection with any Dispute, such party may elect to seek such remedy from a court of competent jurisdiction pursuant to subsection (d) of this Agreement without submitting such Dispute to arbitration pursuant to this subsection (c).

(d) Consent to Jurisdiction. EACH OF THE PARTIES HERETO AGREES TO THE EXCLUSIVE JURISDICTION OF ANY COURT WITHIN DELAWARE, WITH RESPECT TO ANY CLAIM OR CAUSE OF ACTION ARISING UNDER OR RELATING TO THIS AGREEMENT, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SERVICES OF PROCESS BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO IT AT ITS ADDRESS AS SET FORTH IN SECTION 15(A), AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED WHEN RECEIVED. EACH OF THE PARTIES HERETO WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND WAIVES ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER. NOTHING IN THIS SECTION 15(D) SHALL AFFECT THE RIGHTS OF THE PARTIES HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(e) Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15(E).

(f) Counterparts. This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts (including by means of telecopied signature pages or electronic transmission in portable document format (PDF)), each of which when so executed shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

(g) Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

(h) Entire Agreement. This Agreement amends, restates and supersedes, in its entirety, the Prior Agreement, and the Prior Agreement shall have no further force of effect as of the date hereof.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  By execution of this Agreement, the undersigned Stockholders hereby consent to the amendment and restatement of the Prior Agreement.

(i) Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto as contemplated herein, and any successor to the Company by way of merger or otherwise shall specifically agree to be bound by the terms hereof as a condition of such successor.

(j) Headings. The Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.  The parties have participated jointly in the negotiation and drafting of this Agreement and the other agreements, documents and instruments executed and delivered in connection herewith with counsel sophisticated in investment transactions.  In the event an ambiguity or question of intent or interpretation arises, this Agreement and the agreements, documents and instruments executed and delivered in connection herewith shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement and the agreements, documents and instruments executed and delivered in connection herewith.

 [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amended and Restated Registration Rights Agreement to be duly executed as of the date first set forth above.

INTAPP, INC.

By:	/s/ David Morton
Name: David Morton
Title: Chief Financial Officer

INVESTOR:

ANDERSON INVESTMENTS PTE. LTD.

By:	/s/ Fock Wai Hoong
Name: Fock Wai Hoong
Title: Authorized Signatory

ARANDA INVESTMENTS PTE. LTD.

By:	/s/ Fock Wai Hoong
Name: Fock Wai Hoong
Title: Authorized Signatory

MANAGEMENT STOCKHOLDER:

JOHN HALL

By:	/s/ John Hall
Name: John Hall

[Signature Page to the Third Amended and Restated RRA]